united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1. Reports to Stockholders.

Annual Report

December 31, 2017

1-877-525-0712

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of 7Twelve Balanced Portfolio. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear 7Twelve Balanced Portfolio shareholder,	December 31, 2017

Thank you for your investment in the 7Twelve Balanced Portfolio.

The 7Twelve Balanced Portfolio is a fund of exchange traded funds (ETFs), mutual funds, and cash equivalents. The 7Twelve strategy was created by Craig Israelsen, PhD, a partner in 7Twelve Advisors, LLC.

Our objective is to seek to provide superior risk-adjusted returns when compared to the bond and equity markets. The “7” of 7Twelve is US and non-US Stocks, US and non-US bonds, cash, real estate, and commodities. The “Twelve” of 7Twelve is represented by the assets in the boxes to the left. We roughly equally-weight assets because we cannot know which asset class will outperform. We do not time the market, nor do we have a preference for any one of the twelve assets besides how they fit into a portfolio. This is because we do not believe that it is possible to accurately and consistently predict the markets.

Here is an illustration of how varied the returns of asset classes can be. In each box is one of the twelve assets (by asset class--not actual fund) in the 7Twelve Balanced Portfolio and its individual return for the period.* Note that all of the asset classes were up in 2017. This is very unusual for a diversified fund and was due to the strength of almost every market. This was the first year since our inception that each of the twelve broad asset classes were up in value. There is no guarantee this performance will continue.

These are the returns of Class 4 shares at Net Asset Value (without sales charges or other fees) for the 7Twelve Balanced Portfolio from 12/31/2016 through 12/31/17.**

7Twelve Balanced Portfolio	10.35%
7Twelve Blend***	10.99%
Dow Jones Moderate Portfolio Index	15.14%

I am optimistic and believe that the fund may perform comparatively well if the U.S. stock market cools off as many market watchers are now predicting.

Please call me at 615-341-0712 or e-mail me at amartin@7Twelveadvisors.com if you have any questions about our investment strategy. I would be glad to speak with you.

— Andrew D. Martin, president, 7Twelve Advisors, LLC

The performance data quoted here represents past performance. For more current performance information, please call toll-free 877-525-0712. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Portfolio will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results. 7Twelve Advisors, LLC does not endorse or attest to the validity of the above data. Investment returns and expense ratios are for illustration only and do not constitute a recommendation.

*	Returns are not guaranteed and do not represent the return of the 7Twelve Balanced Portfolio. The return of the 7Twelve Balanced Portfolio is variable and may go down in value. Diversification does not guarantee better performance or lower risk.

Notes: Each of these asset classes (indexes) has its own set of investment characteristics and risks. Investors should consider these risks carefully prior to making any investments. The referenced asset classes are shown for general market comparison and are not meant to represent that of the 7Twelve Balanced Portfolio. The following are descriptions of each:

US Bonds: Barclay US Agg TR -- The index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States – including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

Cash: Barclays Capital 3-Month US Treasury Bellwether Index -- The index measures the performance of Treasury bills with a maturity of less than three months.

International Bonds Barclay Gl Agg X-US TR --The index measures the performance of the global bond market, excluding U.S. securities.

Commodities S&P GSCI TR -- The widely tracked S&P GSCI is recognized as a leading measure of general price movements and inflation in the world economy. The index representing market beta is world-production weighted. It is designed to be investable by including the most liquid commodity futures, and provides diversification with low correlations to other asset classes.

Developed Markets: MSCI EAFE GD -- The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Total Return Indices measure the market performance, including both price performance and income from dividend payments. Gross Dividends (GD) approximates the maximum possible dividend reinvestment.

Emerging Markets: MSCI Emerging Markets GD -- The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries. With 846 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. Total Return Indices measure the market performance, including both price performance and income from dividend payments. Gross Dividends (GD) approximates the maximum possible dividend reinvestment.

Natural Resources S&P NA Nat Res Sec TR -- The iShares S&P North American Natural Resources Sector Index Fund seeks investment results that correspond generally to the price and The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.

Medium Companies: S&P Midcap 400 TR -- The S&P MidCap 400® provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500®, measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

TIPS: Barclay US TIPS TR -- The index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Small Companies: MSCI US Sm Cp Vl GD -- The MSCI USA Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across the US equity markets. The value investment style characteristics for index construction are defined using three variables: book value to price, 12- month forward earnings to price and dividend yield.

Real Estate: DJ US Real Est TR IX -- The index tracks a market-cap-weighted index of US real estate equities listed on the major US exchanges.

Large Companies: S&P 500 (1936) TR IX --The S&P 500 is a gauge of the large cap U.S. equities market. The index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. Reinvested assumes dividends are reinvested.

Unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance is no guarantee of future results

**	“7Twelve Blend” or 3167 Blend is a composite of the underlying indexes that make up the 7Twelve strategy and is provided for comparison only. (It is not the 7Twelve Balanced Portfolio.) It consists of the following indexes roughly equally-weighted: Barclays Capital 1-3 Month U.S. Tsy Bill, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital Global Treasury Ex-US Capped Index, Dow Jones Commodity Index TR, MSCI EAFE, MSCI Emerging Markets Price, S&P NA Nat Res Sector TR, Russell MidCap Value, Barclays Capital U.S. TIP Sec (Series-L), Russell 2500 TR, MSCI US REIT, S&P 500. Indexes herein are subject to change. Source: Confluence Technologies, Inc.

VIT Disclosure Statement: The Portfolio is an Investment vehicle for variable annuity contracts and may be subject to fees or expenses that are typically charged by these contracts. Please review the insurance contract prospectus for further description of these fees and expenses. This product is available as a sub-account investment to a variable life insurance policy only and is not offered directly to the general public. 3179-NLD-2/6/2018

7Twelve Balanced Portfolio
PORTFOLIO REVIEW (Unaudited)
December 31, 2017

The Portfolio’s performance figures* for the year ended December 31, 2017, as compared to its benchmark:

			Inception** -	Inception*** -
		Five Years	December 31, 2017	December 31, 2017
	One Year	(Annualized)	(Annualized)	(Annualized)
Class 4	10.35%	3.73%	N/A	4.28%
Class 3	10.55%	N/A	3.46%	N/A
Dow Jones U.S. Moderate Portfolio Index (1)	15.14%	8.11%	6.47%	8.07%
7Twelve Blend (2)	10.99%	5.01%	4.10%	5.31%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the Portfolio’s May 1, 2017 prospectus, the Class 4 and Class 3 annual operating expense ratios are 1.42% and 1.22%, respectively. Returns greater than one year are annualized. For performance information current to the most recent month-end, please call toll-free 1-877-525-0712.

**	Inception date is April 17, 2015.

***	Inception date is April 23, 2012.

(1)	The Dow Jones U.S. Moderate Portfolio Index is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 60% of the risk of an all-stock index. Index returns assume reinvestment of dividends. Unlike the Portfolio’s returns, the Dow Jones Moderate Portfolio Index does not reflect any fees or expenses. An investor cannot invest directly in an index.

(2)	“7Twelve Blend” is a composite of the underlying indexes that make up the 7Twelve strategy and is provided for comparison sake only. (It is not the 7Twelve Balanced Portfolio). It consists of the following indexes roughly equally-weighted: Barclays Capital 1-3 Month U.S. Treasury Bill, Bloomberg Barclays Capital U.S. Aggregate Bond Index, Bloomberg Barclays Capital Global Treasury Ex-US Capped Index, Bloomberg Commodity Index TR , MSCI EAFE, MSCI Emerging Markets Price, S&P NA Nat Res Sector TR, Russell MidCap Value, Barclays Capital U.S. TIP Sec (Series-L), Russell 2500 TR, MSCI US REIT, S&P 500. Unlike the Portfolio’s returns, 7Twelve Blend does not reflect any fees or expenses. An investor cannot invest directly in an index.

Portfolio Composition as of December 31, 2017

Portfolio Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	91.3%
Mutual Fund	4.2%
Short-Term Investments	4.6%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

7Twelve Balanced Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 91.3%
	BOND FUNDS - 29.1%
55,000	First Trust Enhanced Short Maturity ETF	$3,298,900
57,178	iShares Core U.S. Aggregate Bond ETF	6,251,271
56,000	Schwab US TIPs ETF	3,104,080
99,537	SPDR Bloomberg Barclays Short Term International Treasury Bond ETF	3,197,128
64,188	Vanguard Short-Term Inflation-Protected Securities ETF	3,133,658
57,000	Vanguard Total International Bond ETF	3,099,090
	TOTAL BOND FUNDS (Cost - $22,323,554)	22,084,127

	EQUITY FUNDS - 62.2%
	COMMODITY - 8.4%
1,000	GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	26,170
195,021	PowerShares DB Commodity Index Tracking Fund *	3,239,299
163,300	WisdomTree Continuous Commodity Index Fund *	3,138,626
		6,404,095
	EMERGING MARKETS - 8.4%
112,536	iShares Core MSCI Emerging Markets ETF	6,403,298

	LARGE CAP GROWTH - 8.3%
31,451	Guggenheim S&P 500 Equal Weight ETF	3,177,495
12,828	Vanguard S&P 500 ETF	3,146,580
		6,324,075
	MID CAP GROWTH - 4.2%
16,695	iShares Core S&P Mid-Cap ETF	3,168,377

	MID CAP VALUE - 4.2%
28,236	Vanguard Mid-Cap Value ETF	3,150,291

	SMALL CAP VALUE - 8.3%
47,191	Vanguard Small-Cap Value ETF	6,266,021

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value

	SPECIALTY - 20.4%
87,848	Fidelity MSCI Materials Index ETF	$3,077,315
145,600	IQ 50 Percent Hedged FTSE International ETF	3,152,240
88,709	iShares North American Natural Resources ETF	3,143,847
73,355	Vanguard REIT ETF	6,086,998
		15,460,400

	TOTAL EQUITY FUNDS (Cost - $37,438,063)	47,176,557

	TOTAL EXCHANGE TRADED FUNDS (Cost - $59,761,617)	69,260,684

	MUTUAL FUND - 4.2%
73,366	Fidelity International Index Fund (Cost - $2,447,897)	3,167,928

	SHORT-TERM INVESTMENT - 4.6%
	MONEY MARKET FUND - 4.6%
3,507,369	BlackRock Liquidity Funds - FedFund Portfolio, 1.17% **(Cost - $3,507,369)	3,507,369

	TOTAL INVESTMENTS - 100.1% (Cost - $65,716,883)	$75,935,981
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(101,935)
	NET ASSETS - 100.0%	$75,834,046

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2017.

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

ASSETS
Investment securities:
At cost	$65,716,883
At value	75,935,981
Interest and dividends receivable	34,592
Receivable for Portfolio shares sold	18,347
TOTAL ASSETS	75,988,920

LIABILITIES
Payable for Portfolio shares repurchased	78,375
Investment advisory fees payable	9,386
Payable to related parties	28,916
Distribution (12b-1) fees payable	38,197
TOTAL LIABILITIES	154,874
NET ASSETS	$75,834,046

NET ASSETS
Paid in capital ($0 par value, unlimited shares authorized)	$66,970,161
Undistributed net investment income	874,783
Accumulated net realized loss from security transactions	(2,229,996)
Net unrealized appreciation of investments	10,219,098
NET ASSETS	$75,834,046

Net Asset Value Per Share:
Class 4 Shares:
Net Assets	$73,680,453
Total shares outstanding	5,907,090
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$12.47

Class 3 Shares:
Net Assets	$2,153,593
Total shares outstanding	174,189
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$12.36

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
STATEMENT OF OPERATIONS
For The Year Ended Ended December 31, 2017

INVESTMENT INCOME
Dividends	$1,299,866
Interest	30,624
TOTAL INVESTMENT INCOME	1,330,490

EXPENSES
Administrative services fees	342,628
Investment advisory fees	114,209
Distribution (12b-1) fees - Class 4	449,784
Distribution (12b-1) fees - Class 3	4,702
TOTAL EXPENSES	911,323

NET INVESTMENT INCOME	419,167

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from security transactions	2,729,663
Distributions of realized gains by underlying investment companies	41,964
Net change in unrealized appreciation of investments	4,305,526

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	7,077,153

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,496,320

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income	$419,167	$264,198
Net realized gain (loss) from security transactions	2,729,663	(1,128,340)
Distributions of realized gains by underlying investment companies	41,964	4,253
Net change in unrealized appreciation (depreciation) of investments	4,305,526	7,908,183
Net increase in net assets resulting from operations	7,496,320	7,048,294

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Class 4	(257,476)	(125,905)
Class 3	(6,748)	(9,322)
Net decrease in net assets from distributions to shareholders	(264,224)	(135,227)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class 4	2,295,816	2,597,487
Class 3	1,747,996	2,567,159
Net asset value of shares issued in reinvestment of distributions:
Class 4	257,476	125,905
Class 3	6,748	9,322
Payments for shares redeemed:
Class 4	(12,579,617)	(12,169,595)
Class 3	(172,410)	(2,708,550)
Net decrease in net assets from shares of beneficial interest	(8,443,991)	(9,578,272)

DECREASE IN NET ASSETS	(1,211,895)	(2,665,205)

NET ASSETS
Beginning of Year	77,045,941	79,711,146
End of Year *	$75,834,046	$77,045,941
* Includes undistributed net investment income of:	$874,783	$1,679,638

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	December 31, 2017	December 31, 2016

SHARE ACTIVITY
Class 4:
Shares Sold	193,475	237,450
Shares Reinvested	21,385	11,182
Shares Redeemed	(1,060,469)	(1,125,363)
Net decrease in shares of beneficial interest outstanding	(845,609)	(876,731)

Class 3:
Shares Sold	148,216	251,670
Shares Reinvested	566	836
Shares Redeemed	(14,425)	(244,678)
Net increase in shares of beneficial interest outstanding	134,357	7,828

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class 4
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31, 2017	December 31, 2016	December 31, 2015 (1)	December 31, 2014		December 31, 2013

Net asset value, beginning of year	$11.34	$10.40	$11.28	$11.37		$10.57
Activity from investment operations:
Net investment income (2,3)	0.06	0.04	0.03	0.06		0.08
Net realized and unrealized gain (loss) on investments	1.11	0.92	(0.86)	(0.10)		0.75
Total from investment operations	1.17	0.96	(0.83)	(0.04)		0.83
Less distributions from:
Net investment income	(0.04)	(0.02)	(0.05)	(0.03)		(0.03)
Net realized gains	—	—	—	(0.02)		(0.00	) (4)
Total distributions	(0.04)	(0.02)	(0.05)	(0.05)		(0.03)
Net asset value, end of year	$12.47	$11.34	$10.40	$11.28		$11.37
Total return (5)	10.35%	9.21%	(7.35)%	(0.30	)% (6)	7.89%
Net assets, at end of year (000s)	$73,680	$76,598	$79,380	$91,325		$57,347
Ratio of expenses to average net assets (7)	1.20%	1.20%	1.20%	1.20%		1.20%
Ratio of net investment income to average net assets (3,7)	0.54%	0.33%	0.27%	0.55%		0.70%
Portfolio Turnover Rate	28%	11%	14%	5%		34%

(1)	Effective April 17, 2015 portfolio shares were renamed Class 4 shares.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Recognition of net investment income by the Portfolio is affected by the timing and declaration of dividends by the underlying investment companies in which the Portfolio invests.

(4)	Less than $0.005 per share.

(5)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(6)	As a result of a trade error, the 7Twelve Balance Portfolio experienced a loss of $330 which was reimbursed by the Adviser.

(7)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class 3
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	December 31, 2017	December 31, 2016	December 31, 2015 (1)

Net asset value, beginning of period	$11.24	$10.36	$11.54
Activity from investment operations:
Net investment income (2,3)	0.15	0.06	0.09
Net realized and unrealized gain (loss) on investments	1.03	0.91	(1.16)
Total from investment operations	1.18	0.97	(1.07)
Less distributions from:
Net investment income	(0.06)	(0.09)	(0.11)
Net asset value, end of period	$12.36	$11.24	$10.36
Total return (4)	10.55%	9.33%	(9.27)%
Net assets, at end of period (000s)	$2,154	$448	$331
Ratio of expenses to average net assets (5)	1.00%	1.00%	1.00	% (6)
Ratio of net investment income to average net assets (3,5)	1.28%	0.58%	1.26	% (6)
Portfolio Turnover Rate	28%	11%	14	% (7)

(1)	The 7Twelve Balanced Portfolio Class 3 shares commenced operations on April 17, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Recognition of net investment income by the Portfolio is affected by the timing and declaration of dividends by the underlying investment companies in which the Portfolio invests.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Portfolio invests.

(6)	Annualized.

(7)	Not annualized.

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS
December 31, 2017

1.	Organization

The 7Twelve Balanced Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is an investment vehicle for variable annuity contracts and flexible premium life insurance policies, qualified pension and retirement plans and certain unregistered separate accounts. The Portfolio seeks to provide superior volatility risk-adjusted returns when compared to the bond and equity markets in general. The Portfolio commenced operations on April 23, 2012. The Portfolio currently offers two classes of shares: Class 3 and Class 4 shares. Effective April 17, 2015 portfolio shares were renamed Class 4 shares. Class 3 shares commenced operations on April 17, 2015. Each class represents an interest in the same assets of the Portfolio and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Portfolio’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based on upon the relative net assets of each class.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Portfolio follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

If market quotations are not readily available or are determined to be unreliable, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Fair Value Procedures”). The Trust’s Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset

7Twelve Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of the Underlying Funds.

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Portfolio will not change.

The Portfolio utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2017 for the Portfolio’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$69,260,684	$—	$—	$69,260,684
Mutual Fund	3,167,928	—	—	3,167,928
Short-Term Investment	3,507,369	—	—	3,507,369
Total	$75,935,981	$—	$—	$75,935,981

The Portfolio did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 & Level 2 during the year. It is the Portfolio’s policy to recognize transfers between Level 1 & Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classification.

7Twelve Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Portfolio may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses which are not readily identifiable to a specific portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Federal Income Taxes – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014 - 2016, or expected to be taken in the Portfolio’s 2017 tax returns. The Portfolio identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually. The Portfolio will declare and pay net realized capital gains, if any, annually. Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	Investment Advisory Agreement and Transactions with Related Parties

7Twelve Advisors, LLC serves as the Portfolio’s Investment Adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Trust on behalf of the Portfolio (the “Advisory Agreement”), the Adviser, under the oversight of the Board, directs the daily operations of the Portfolio and supervises the performance of administrative and professional services provided by other fund service providers. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.15% of the average daily net assets of the Portfolio. For the year ended December 31, 2017, the Adviser earned advisory fees of $114,209.

The Trust, on behalf of the Portfolio, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for shares of the Portfolio. The Portfolio is authorized to pay Northern Lights Distributors, LLC (the “Distributor”) compensation for distribution and

7Twelve Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

shareholder services. The Plan permits the Portfolio to pay a service fee at the annual rate of up to 0.40% of the average net assets for Class 3 shares and up to 0.60% of the average net assets for Class 4 shares. For the year ended December 31, 2017, the Portfolio incurred expenses under the plan in the amount of $449,784 and $4,702 with respect to Class 4 and Class 3 shares, respectively.

Certain affiliates of the Distributor provide services to the Portfolio as follows:

Gemini Fund Services, LLC (“GFS”)

Pursuant to the terms of an administrative servicing agreement between Gemini Fund Services, LLC (“GFS”) and the Trust on behalf of the Portfolio, the Portfolio pays to GFS 45 basis points or 0.45% on net assets of each fund a monthly fee for all operating expenses of the Portfolio, which is calculated on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expense and Custody Fees which are paid by the Adviser. For the year ended December 31, 2017, the Independent Trustees received fees in the amount of $10,043, collectively, for their service to the Portfolio which is paid by Northstar Financial Services on behalf of the Portfolio.

The approved entities may be affiliates of GFS and the Distributor. Certain Officers of the Trust are Officers of GFS, and are not paid any fees directly by the Portfolios for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from GFS under the administrative servicing agreement.

4.	Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended December 31, 2017, amounted to $19,843,732 and $24,755,337, respectively.

5.	Aggregate Unrealized Appreciation and Depreciation

At December 31, 2017, the tax cost of investments and unrealized appreciation (depreciation) is as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
7Twelve Balanced Portfolio	$66,657,877	$11,183,801	$(1,905,697)	$9,278,104

6.	Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of the control of the portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2017, AXA Equitable Life Insurance Company held 97.3% of the voting securities of Class 4. The Trust has no knowledge as to whether all or any portion of the shares owned of record by AXA Equitable Life Insurance Company are also owned beneficially.

7Twelve Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

7.	Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2017	December 31, 2016
Ordinary Income	$264,224	$135,227

As of December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other		Total
Ordinary	Long-Term	Carry	Book/Tax	Unrealized	Accumulated
Income	Gains	Forwards	Differences	Appreciation	Earnings
$379,222	$—	$(793,441)	$—	$9,278,104	$8,863,885

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships.

At December 31, 2017, the Portfolio had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$793,441	$—	$793,441

Permanent book and tax differences, primarily attributable to adjustments for partnerships resulted in reclassifications for the Fund for the fiscal year ended December 31, 2017 as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income (Loss)	Gains (Loss)
$(959,798)	$959,798

8.	Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Variable Trust
and the Shareholders of 7Twelve Balanced Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of 7Twelve Balanced Portfolio, a series of shares of beneficial interest in Northern Lights Variable Trust (the “Portfolio”), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented, and the related notes and schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Portfolios in the Northern Lights Variable Trust since 2007.

Philadelphia, Pennsylvania
February 15, 2018

7Twelve Balanced Portfolio
EXPENSE EXAMPLES (Unaudited)
December 31, 2017

As a shareholder of the 7Twelve Balanced Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the 7Twelve Balanced Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the 7Twelve Balanced Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, as well as other charges and expenses of the insurance contract, or separate account.

Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During the Period	During the Period
Class 4	(7/1/17)	(12/31/17)	(7/1/17 to 12/31/17)*	(7/1/17 to 12/31/17)
Actual	$ 1,000.00	$ 1,062.30	$ 6.24	1.20%
Hypothetical	$ 1,000.00	$ 1,019.16	$ 6.11	1.20%

	Beginning	Ending Account	Expenses Paid	Expense Ratio
	Account Value	Value	During the Period	During the Period
Class 3	(7/1/17)	(12/31/17)	(7/1/17 to 12/31/17)*	(7/1/17 to 12/31/17)
Actual	$ 1,000.00	$ 1,063.80	$ 5.20	1.00%
Hypothetical	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

7Twelve Balanced Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 to 02-2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions at a major investment bank including CFO-Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Prior thereto he spent 10 years at a global public accounting firm in the emergency companies and multi-national audit practices. Consultant to small and emerging businesses (since 2000).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, AdvisorOne Funds (2004-2013); The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010);Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust (for series not affiliated with the Fund since 2007); Northern Lights Variable Trust (since 2007); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2010)

12/31/17-NLVT-v4

7Twelve Balanced Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** Born in 1969	Trustee Since 2013***	Chief Executive Officer, FusionIQ (since 2017); President of the Trust (2006-June 2017); Chief Executive Officer, Gemini Alternative Funds, LLC (2013 – April 2017); Chief Executive Officer, Gemini Hedge Fund Services, LLC (2013 – April 2017); Chief Executive Officer, Gemini Fund Services, LLC (2012 – April 2017); President and Manager, Gemini Fund Services, LLC (2006 – 2012)	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017);Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2017, the Trust was comprised of 15 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Portfolios. The Portfolios do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his past affiliation with Gemini Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-525-0712.

12/31/17-NLVT-v4

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-525-0712 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-525-0712.

INVESTMENT ADVISER
7Twelve Advisors, LLC
American Center One
3100 West End Avenue Suite 930
Nashville, TN 37203 USA

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $14,000

2016 - $14,000

2015 - $13,500

2014 - $13,500

2013 - $13,000

2012 - $13,000

(b)	Audit-Related Fees

2017 – N/A

2016 – N/A

2015 – N/A

2014 – N/A

2013 – N/A

2012 – N/A

(c)	Tax Fees

2017 - $2,000

2016 - $2,000

2015 - $2,000

2014 - $2,000

2013 - $2,000

2012 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 – N/A

2016 – N/A

2015 – N/A

2014 – N/A

2013 – N/A

2012 - N/A

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2012	2013	2014	2015	2016	2017
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $2,000

2016 - $2,000

2015 - $2,000

2014 - $2,000

2013 - $2,000

2012 - $2,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/2/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/2/18

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 3/2/18